SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2004

LEHMAN ABS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-108503	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue

New York, New York 10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

Filing of Financial Guaranty Insurance Policies.

Item 9.01.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(k)

Not applicable.

(l)

Not applicable.

(m)

Exhibits:

99.1

Financial Guaranty Insurance Policies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:       /s/ Tom O’Hara

Name:

Tom O’Hara

Title:

Senior Vice President

Dated:  September 22, 2004

Exhibit Index

Exhibit

99.1

Financial Guaranty Insurance Policies